EXHIBIT 99
FOR IMMEDIATE RELEASE
The Dolan Company Acquires DataStream Content Solutions
MINNEAPOLIS, MN (Dec. 1, 2010) — The Dolan Company (NYSE:DM), a leading provider of services and business information to professionals in law, finance and real estate, said today it acquired DataStream Content Solutions, LLC, a leading provider of federal legislative and regulatory data and advanced content management systems to information businesses, publishers and governments.
DataStream’s proprietary processes and technology transform highly complex and unstructured data into valuable products and services for its business and government clients. It specializes in applying XML markup language to convert complex and unstructured data into “smarter” forms, allowing flexible queries and dynamic database updates.
DataStream’s proprietary business lines include Legislative Impact® and Regulatory Impact®, data management technologies which simplify searches of vast federal databases and are licensed to business clients and to the U.S. House of Representatives Office of Legislative Counsel. The company also offers other data management, conversion and analytic tools and services. Its subsidiary Potomac Publishing was included in the transaction.
Its target markets have been government, legislative and regulatory sectors.
The Dolan Company Chairman, President and Chief Executive Officer James P. Dolan said that DataStream will become part of The Dolan Company’s Business Information Division. “DataStream’s successful subscription-based model is a good example of how we plan to grow this part of The Dolan Company in the future,” Dolan said.
DataStream will continue to be run by its founder and president, Mark Anstey, and its chief information architect, Ed Schulke. Both will report to The Dolan Company’s Business Information Division Executive Vice President Mark Stodder. DataStream will remain in its College Park, Maryland, offices, Stodder said.
“We are very pleased to be joining The Dolan Company,” said Anstey. “It’s an exciting fit between our technological approach to government information and Dolan’s ability to market high-value business information and intelligence.”
The Dolan Company said the transaction would not affect its previous 2010 financial guidance. Management said it believes that DataStream will be modestly accretive to 2011 financial results on a cash earnings basis and effectively neutral to 2011 financial results on a net income basis.
The Dolan Company’s Business Information Division publishes business journals, court and commercial media and other highly-focused information products and services, operates web sites and produces events for targeted legal and professional audiences in 21 geographic markets across the United States. The Company’s Professional Services Division provides specialized outsourced services to the legal profession through three subsidiaries. NDeX is a leading provider of mortgage default processing services in the United States. DiscoverReady provides outsourced discovery management and document review services to major companies and their law firms. Counsel Press is the nation’s largest provider of appellate services to the legal community.

FOR MORE INFORMATION:
Robert J. Evans, Director of Investor Relations
(612) 317-9430, Bob.evans@thedolancompany.com
or
Mark W.C. Stodder
Executive Vice President/Business Information
(612) 317-9437, Mark.stodder@thedolancompany.com
Non-GAAP Financial Measure: Cash earnings, a non-GAAP financial measure, is used in this press release. Cash earnings is defined as GAAP net income attributable to The Dolan Company adjusted for the impact of the following: non-cash expenses, including non-cash interest income or expense related to the changes in the fair value of interest rate swaps, charges for stock options and restricted stock granted, fair value adjustments on earnouts recorded in connection with acquisitions, and amortization; non-recurring items of income or expense; and an adjustment to income tax expense related to the above reconciling items at the appropriate then-in-effect tax rate.
Safe Harbor Statement: This release contains forward-looking statements that reflect the company’s current expectations and projections about future results, performance, prospects and opportunities. The words “plan”, “believe,” “may,” “anticipate,” “expect,” “continue,” “will,” “would,” “estimate,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on information currently available to the company and are subject to many risks, uncertainties and other factors that may cause actual results, performance, prospects or opportunities to be materially different from those expressed in, or implied by, such forward looking statements. These risks, uncertainties and other factors include, but are not limited to, the following: costs or difficulties relating to this Datastream transaction may be greater than expected and may adversely affect the company’s results of operations and financial condition; the expected benefits of this Datastream transaction may take longer than anticipated to achieve or may not be achieved in their entirety or at all; the company operates in highly competitive markets and depends upon the economies and the demographics of the legal, financial and real estate sectors in the markets served, and changes in those sectors could have an adverse effect on revenues, cash flows and profitability; David A. Trott, the chairman and chief executive officer of NDeX, and certain other employees of NDeX who are also shareholders and principal attorneys of the company’s law firm customers, may under certain circumstances have interests that differ from, or conflict with, the company’s interests; NDeX’s business revenues are very concentrated, as NDeX currently provides mortgage default processing services to eight law firm customers, and if the number of case files referred by its mortgage default processing service law firm customers, or loan servicers and mortgage lenders served directly for properties located in California, decreases or fails to increase, the company’s operating results and ability to execute its growth strategy could be adversely affected; regulations, laws, bills introduced, court orders, investigations by state or federal officials, and voluntary programs or moratoria seeking to review or mitigate foreclosures in states where the company does business may have an adverse effect on, restrict, or slow the company’s mortgage default processing services and public notice operations (including legislation in Michigan, Indiana and Florida, the Hope for Homeowners Act, the Emergency Economic Stabilization Act, the Streamlined Modification Program, the Homeowner Affordability and Stability Plan, the Making Home Affordable Program, the Home Affordable Modification Program, the Home Affordable Foreclosure Alternatives Program, the Protecting Tenants at Foreclosure Act, investigations by state attorneys general, and voluntary foreclosure relief programs developed by lenders, loan servicers and the Hope Now Alliance); The Dolan Company has owned and operated DiscoverReady LLC for one year and is dependent on the skills and knowledge of the individuals serving as chief executive officer and president of DiscoverReady; DiscoverReady’s business revenues are very concentrated among a few customers and if these customers choose to manage their discovery with their own staffs or engage another provider and if DiscoverReady is unable to develop new customer relationships, operating results and the ability to execute growth strategies for DiscoverReady may be adversely affected; The Dolan Company is dependent on its senior management team; the company intends to continue to pursue acquisition opportunities, which it may not do successfully and which may subject the company to considerable business and financial risk, and the company may be required to incur additional indebtedness or raise additional capital to fund these acquisitions and this additional financing may not be available on satisfactory terms or at all; and growing the company may place a strain on management and internal systems, processes and controls. Please also see “Risk Factors” contained in Item 1A of the company’s annual report on Form 10-K filed with the SEC on March 8, 2010, which is available at the SEC’s Web site at www.sec.gov, for a description of these and other risks, uncertainties and factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, forward-looking statements. Except as required by federal securities law, the company assumes no obligation to update or revise any forward-looking statement.